Exhibit 99.1

BOULEVARD ACQUISTION CORP. TO ACQUIRE AGROFRESH BUSINESS FROM

THE DOW CHEMICAL COMPANY

New York— April 30, 2015 — Boulevard Acquisition Corp. (NASDAQ: BLVD, BLVDU, BLVDW), an entity sponsored by an affiliate of Avenue Capital Group, announced today that it has entered into a definitive agreement with The Dow Chemical Company (NYSE: DOW) under which Boulevard will acquire AgroFresh, Dow’s post-harvest specialty chemical business, in a transaction that will result in AgroFresh becoming a publicly traded company with an anticipated initial enterprise value of $879 million, or 8.7x its estimated 2015 EBITDA.

AgroFresh is a global industry leader in providing innovative data-driven specialty chemical solutions aimed at enabling growers and packers of fresh produce to preserve  and enhance the freshness, quality and value of fresh produce and to maximize the percentage of produce supplied to the market relative to the amount of produce grown.  Its flagship product is the SmartFreshSM Quality System, a freshness protection technology proven to maintain firmness, texture and appearance of fruits during storage and transport. SmartFresh™ is currently commercialized in 45 countries worldwide.

Marc Lasry, Chairman of Boulevard Acquisition Corp., said, “We are pleased to work with Dow and the AgroFresh management team to introduce the company to the public markets.  After reviewing a significant number of potential acquisitions, we believe that AgroFresh is well positioned to generate strong risk-adjusted returns for our shareholders.  It is the leading post-harvest specialty chemical business, with multiple paths for continued profitable growth ahead of it.”

Upon completion of the transaction, AgroFresh will become a stand-alone public company listed on NASDAQ.  Dow will retain a non-consolidated minority ownership position in the company, and will be represented on the Board of AgroFresh.  It is intended that Thomas Macphee, currently vice president and corporate director for Dow, who had formally been responsible for AgroFresh in the company’s early development, will be named Chief Executive Officer of AgroFresh upon completion of the transaction.   “I am excited by the opportunity to lead this impressive global specialty chemicals business,” Mr. Macphee added.

Stephen Trevor, President and Chief Executive Officer of Boulevard Acquisition Corp., said, “AgroFresh is the leading agricultural solutions provider in a strong macro environment driven by global food demand growth.  We look forward to partnering with the AgroFresh team as it benefits from these dynamics and continues to execute its growth strategy.”

Key Transaction Terms

Under the terms of the definitive agreements for the transaction, at closing, Boulevard will purchase AgroFresh in exchange for 18.4 million shares of Boulevard Common Stock and $626 million in cash, for a total of $810 million assuming a valuation of the Boulevard shares at $10 per share.

Dow will initially hold approximately 40% of the shares of AgroFresh while the stockholders of Boulevard will initially hold approximately 60%.

The transaction has been unanimously approved by the Boards of Directors of Boulevard and Dow, and is expected to close in the third quarter of 2015.  Closing is subject to approval by Boulevard’s shareholders, the completion of customary regulatory filings, and other customary closing conditions.

A full description of the transaction terms will be provided in the proxy statement that Boulevard intends to file with the Securities and Exchange Commission (“SEC”) to be used at its special meeting of stockholders in lieu of an annual meeting to approve the proposed transaction with Dow.  Stockholders are advised to read, when available, Boulevard’s preliminary proxy statement and definitive proxy statement in connection with the solicitation of proxies for the special meeting because these statements will contain important information.  The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain a copy of the proxy statement, without charge, by directing a request to: Boulevard Acquisition Corp., 399 Park Avenue, 6th Floor, New York, NY 10022. The preliminary proxy statement and definitive proxy statement, once available, can also be obtained, without charge, at the SEC’s internet site (http://www.sec.gov).

Investor Conference Call Scheduled

Boulevard will host an investor conference call to discuss the transaction on Thursday, April 30, 2015 at 11:00 a.m. EDT.  Investors may listen to the conference call by dialing (855) 327-6837 toll free in the U.S. or (778) 327-3988 internationally.  The presentation slides and a replay of the call will be available at the following web address beginning April 30 at 12:00p.m. EDT until 12:00 p.m. on May 7, 2015: https://viavid.webcasts.com/starthere.jsp?ei=1063040.

About Boulevard Acquisition Corp.

Boulevard Acquisition Corp. is a public investment vehicle formed by Avenue Capital Group for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.  Boulevard completed its initial public offering in February 2014, raising $220.5 million in cash proceeds.

Boulevard’s officers and certain of its directors are affiliated with Avenue Capital Group.  Avenue is an established global alternative investment firm founded in 1995. Avenue’s primary focus is investing in credit and other special situation investments in the United States, Europe and Asia.  Avenue has approximately $13.0 billion in assets under management as of March 31, 2015. Additional information about Boulevard is available at www.boulevardacq.com.

Forward-Looking Statements

This news release may include “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this news release that address activities, events or developments that Boulevard expects or anticipates will or may occur in the future are forward-looking statements and are identified with, but not limited to, words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions.  These statements are based on certain assumptions and analyses made by Boulevard in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances.  Actual results may differ materially from those expressed herein due to many factors such as, but not limited to, the ability to satisfy closing conditions for the transaction, including stockholder and other approvals, the performances of Boulevard and AgroFresh, the ability of the combined company to meet the Nasdaq Capital Market’s listing standards, including having the requisite number of stockholders, and the risks identified in Boulevard’s prior and future filings with the SEC (available at www.sec.gov), including the proxy statement to be filed in connection with the proposed transaction and Boulevard’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014. These statements speak only as of the date they are made and Boulevard undertakes no obligation to update any forward-looking statements contained herein to reflect events or circumstances which arise after the date of this news release.  Investors are cautioned that forward looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of AgroFresh, Boulevard and the combined group after completion of the proposed business combination are based on current expectations that are subject to risks and uncertainties.

Participants in the Business Combination

Boulevard and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Boulevard in connection with the transaction.  Information regarding the officers and directors of Boulevard is available in Boulevard’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, which has been filed with the Securities and Exchange Commission.  Additional information regarding the interests of such potential participants will also be included in the definitive proxy statement and other relevant documents filed or to be filed by Boulevard with the Securities and Exchange Commission regarding the transaction.

Disclaimer

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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Contacts

For Boulevard Acquisition Corp.

Todd Fogarty

Kekst and Company

+1 (212) 521-4854

todd-fogarty@kekst.com

Neil Shah
Citigroup Global Markets Inc.
+1 (212) 723-3264
neil.shah@citi.com